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                                                               EXHIBIT 10.17 (i)



               LETTER OF AMENDMENT AND NOTICE OF EXTENSION NO. 5


                                             As of June 30, 1998

Prudential Securities Credit Corporation
One New York Plaza, 12th Floor
Whole Loan Operations
New York, New York  10292-2012
Attention:  Ms. Katja Sverdlov
Telecopy:  212-778-7401
Confirmation:  212-778-8038

                  1. Pursuant to the Interim Loan and Security Agreement, dated as of November 22, 1996 (as amended from time to time, the "Agreement"), between you and Aames Capital Corporation (the "Borrower"), the undersigned Borrower hereby requests:

                  (i) that the Funding Period be extended to the period from June 30, 1998 to but excluding the earlier of (A) (i) with respect to $225,000,000 in Advances outstanding, the closing of the securitization of Aames Mortgage Trust 1998-C, and (ii) with respect to the remaining $25,000,000 in Advances outstanding, the third business day following the closing of the securitization of Aames Mortgage Trust 1998-C and
         (B) September 30, 1998 (the "Termination Date");

                  (ii) the Maximum Funding Amount for the period from June 20, 1998 to but excluding the Termination Date shall remain $250,000,000; and

                  (iii) that the Designated Trust in respect of the Advances to be made during the Funding Period as so extended be Aames Mortgage Trust 1998-C.

The undersigned Borrower agrees that, upon acceptance by the Lender of this Letter of Amendment by signing and dating the same below, the Borrower will be bound by the terms of the Agreement as amended by this Letter of Amendment in the manner set forth in this paragraph 1.

                  2. Concurrently with the extension referred to above, the Borrower requests that:

                  (a) Section 2(c) of the Agreement be amended by deleting the phrase "LIBOR plus 0.70%" from the first sentence and substituting in lieu thereof the phrase "LIBOR plus 0.65%"; and

                  (b) Subsection 7(i) be be amended by deleting subsection 7(i) and substituting a new subsection 7(i) in lieu thereof to read in its entirety as follows:


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                  "(i) Line of Credit. The Borrower shall maintain in full force and effect the Second Amended and Restated Mortgage Loan Warehousing Agreement, dated as of April 10, 1997, among the Borrower, the Guarantor, the lenders from time to time parties thereto and NationsBank of Texas, N.A., as administrative agent (the "NationsBank Credit Agreement"), providing for a credit commitment of not less than $400,000,000 (or a substitute bank credit line with such lenders, providing for a credit commitment of not less than $400,000,000 and upon such terms as shall be satisfactory to the Lender) (the
         NationsBank Credit Agreement or such substitute credit agreement being referred to herein as the "Bank Credit Agreement"), and the Borrower shall not consent to any amendment, supplement or modification to the Bank Credit Agreement which would have a material adverse effect on the Lender's rights and remedies hereunder or under the Intercreditor Agreement, without the prior written consent of the Lender.";

                  3. The Lender agrees to make the above-referenced extension and amendment, subject to the following conditions:

                  (i) on or before the Termination Date, (a) Aames Financial Corporation or a wholly-owned subsidiary thereof ("Aames") appoints the Lender or an affiliate thereof as the lead manager or co-manager of the Aames Mortgage Trust 1998-C securitization or any other securitization involving Collateral financed under this facility or (b) Aames pays the Lender an amount equal to .35% of all Advances, up to the Maximum Funding Amount, on or before the Termination Date; and

                  (ii) the aggregate principal amount of all Advances extended shall not exceed the par amount of the Mortgage Loans held as Collateral for such Advances.

                  4. The undersigned Borrower hereby certifies that the following statements are true and correct on the date hereof and shall be true and correct on the date of the increase of the Maximum Funding Amount requested herein, before and after giving effect thereto:

    A. Each of the representations and warranties contained in the Agreement, the Custodial Agreement and the Guarantee is true and correct in all material respects; provided that the reference to September 30, 1996 in Sections 5(a)(iv) and 5(a)(vii) of the Agreement shall be deemed to be a reference to March 31, 1998; and

    B.   No Default or Event of Default has occurred and is continuing.

                  5. Unless otherwise defined in this Letter of Amendment, terms defined in the Agreement shall have their defined meanings when used herein.


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                  6. Except as expressly modified by this Letter of Amendment, the Agreement shall be in full force and effect.

                  7. This Letter of Amendment and the rights and obligations of the parties hereunder and under the Agreement as amended hereby shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York.

                  8. The undersigned Borrower is delivering to the Lender herewith, or on or prior to August 21, 1998 an opinion of counsel to the Borrower, substantially in the form of Exhibit B-1 to the Agreement. It is expressly agreed by the Borrower that if the opinion of counsel referred to in this paragraph 8 is not delivered to the Lender on or prior to August 21, 1998, the extension provided for in this Letter of Amendment, and the Lender's obligation to make Advances, shall automatically terminate and be of no further force or effect.

                             SIGNATURE PAGE FOLLOWS



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                  IN WITNESS WHEREOF, the undersigned Borrower has caused this
Letter of Amendment to be executed and delivered by its proper and duly authorized officers as of the day and year first above written.


                                        AAMES CAPITAL CORPORATION

                                        By: /s/ Mark E. Elbaum
                                            ------------------------------------
                                            Name: Mark E. Elbaum
                                            Title: Senior Vice President-Finance

AGREED TO AND ACCEPTED:

PRUDENTIAL SECURITIES CREDIT
CORPORATION

By:
   --------------------------------
    Name:
    Title:

Date: August 20, 1998


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            [LETTERHEAD OF COUNSEL TO THE BORROWER AND THE GUARANTOR]



                                August ___, 1998



Prudential Securities Credit Corporation
One New York Plaza
New York, New York  10292-2012

Gentlemen:

                  I am counsel to Aames Capital Corporation, a California corporation (the "Borrower"), and Aames Financial Corporation, a Delaware corporation (the "Guarantor"), and have acted as such in connection with the execution and delivery of the following documents:

                  (i) the Interim Loan and Security Agreement, dated as of November 22, 1996, (the "Interim Loan Agreement"), between Prudential Securities Credit Corporation (the "Lender") and the Borrower;

                  (ii) the Secured Note (the "Note") dated November 22, 1996, made by the Borrower in favor of the Lender and the Endorsement, dated December 12, 1997, to the Secured Note (the "Endorsement");

                  (iii) the Custodial Agreement, dated as of November 22, 1996, (the "Custodial Agreement"), among the Borrower, the Lender and Bankers Trust Company of California, N.A. (the "Custodian");

                  (iv) the Intercreditor and Joint Shipment Agreement, dated as of November 22, 1996 (the "Intercreditor Agreement"), among NationsBank of Texas, N.A. and the Custodian, as joint custodians, the Lender and the Borrower;

                  (v) the Guarantee, dated as of November 22, 1996 (the "Guarantee"), made by the Guarantor in favor of the Lender;

                  (vi) the Notice of Extension of Agreement No. 1, dated May 15, 1997 with effect as of March 31, 1997 ("Notice of Extension No. 1"), between the Borrower and the Lender, the Notice of Extension of Agreement No. 2, dated September 26, 1997("Notice of Extension No. 2"), between the Borrower and the Lender, the Notice of Extension of Agreement No. 3, dated as of December 12, 1997 ("Notice of Extension No. 3"); the Notice of Extension of Agreement No. 4, dated as of March 23,


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         1998 ("Notice of Extension No. 4"), between the Borrower and the
         Lender; and the Letter of Amendment and Notice of Extension of Agreement No. 5, dated as of June 30, 1998 ("Notice of Extension No. 5"; together with Notices of Extension Nos. 1, 2, 3 and 4, the "Notices of Extension"); and

                  (vii) the Amendment, dated as of August 19, 1997 (the "First Amendment"), between the Borrower and the Lender, the Letter of Amendment, dated as of December 12, 1997 (the "Letter of Amendment"), between the Borrower and the Lender, the Amendment, dated as of December 29, 1997 (the "Third Amendment" and the Letter of Amendment, dated as of March 13, 1998 (the "Fourth Amendment"), between the Borrower and the Lender, together with the First Amendment, the Letter of Amendment and the Third Amendment, the "Amendments"; the Original Interim Loan Agreement, as amended by the Notices of Extension and the Amendments, is referred to as the "Interim Loan Agreement"), between the Borrower and the Lender.

                  This opinion is being delivered to you pursuant to Section 2(a) of the Interim Loan Agreement. Capitalized terms used herein and not defined herein shall have the meanings assigned to them in the Interim Loan Agreement.

                  I have examined executed copies of the Interim Loan Agreement, the Note, the Intercreditor Agreement, the Custodial Agreement, the Guarantee, the Endorsement, the Notices of Extension and the Amendments. I have also examined originals or photostatic or certified copies of all such corporate records of the Borrower, and such certificates of public officials, certificates of corporate officers, and other documents, as I have deemed appropriate and necessary as a basis for the opinions hereinafter expressed. In making my examination and rendering the opinions hereinafter expressed I have assumed that each party to each of the Interim Loan Agreement, the Intercreditor Agreement and the Custodial Agreement (other than the Borrower) has the corporate power to enter into and perform all of its obligations thereunder, (ii) the due authorization, execution and delivery of each of the Interim Loan Agreement, the Intercreditor Agreement and the Custodial Agreement by the parties thereto (other than the Borrower) and (iii) the validity and binding effect on the parties thereto (other than the Borrower) of each of the Interim Loan Agreement, the Intercreditor Agreement and the Custodial Agreement.

                  The opinions expressed below with respect to enforceability are subject to the following additional qualifications:

                  (a) The effect of bankruptcy, insolvency, reorganization, moratorium, receivership, or other similar laws of general applicability relating to or affecting creditors' rights generally in the event of bankruptcy, insolvency, reorganization, moratorium or receivership.

                  (b) The application of general principles of equity, including, but not limited to, the right of specific performance (regardless of whether enforceability is considered in a proceeding in equity or at law).



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                  Based upon the foregoing, I am of the opinion that:

                  1. The Borrower is a corporation duly organized, validly existing and in good standing under the laws of the State of California.

                  2. The Borrower has the corporate power and legal right to execute and deliver the Letter of Amendment, to borrow under the Interim Loan Agreement, as amended by the Letter of Amendment and to grant liens under the Interim Loan Agreement, as amended by the Letter of Amendment, and has taken all necessary corporate action to authorize such borrowing and such granting of liens upon the terms and conditions of the Interim Loan Agreement, as amended by the Letter of Amendment, and to authorize the execution and delivery of the Letter of Amendment. The Borrower is duly licensed as a licensee or is otherwise qualified in each state in which its ownership of property or the conduct of its business requires such licensure or qualification and where failure to be so licensed or qualified would have a material adverse effect on the business of the Borrower, on the Collateral, on the ability of the Borrower to pay or perform the Secured Obligations or on the rights and remedies of the Lender under the Interim Loan Agreement, the Note, the Custodial Agreement, the Intercreditor Agreement or the Guarantee, and the Borrower is, to our knowledge, in compliance in all material respects with each such state's applicable statutes, laws, rules and regulations. No consent of any other Person (including, without limitation, stockholders of the Borrower), and no consent, license, permit, approval or authorization of, or registration or declaration with, any governmental authority, bureau of agency is required connection with the execution and delivery of the Letter of Amendment or the enforceability of the Interim Loan Agreement, as amended by the Letter of Amendment.

                  3. Each of the Interim Loan Agreement, as amended by the Letter of Amendment, the Note, as amended by the Endorsement, the Intercreditor Agreement and the Custodial Agreement constitutes the legal, valid, and binding obligation of the Borrower enforceable against the Borrower in accordance with its respective terms.

                  4. The Guarantee constitutes the legal, valid, and binding obligation of the Guarantor enforceable against the Guarantor in accordance with its terms.

                  5. The execution and delivery of the Letter of Amendment and the performance of each of the Interim Loan Agreement, as amended by the Letter of Amendment, and the Note, as amended by the Endorsement, will not violate any provision of any existing Federal laws or the laws of the State of California or of the charter or by-laws of the Borrower or of any mortgage, indenture, contract or other undertaking to which, to the best of my knowledge (after due inquiry), the Borrower is a party or which is binding upon it or its assets, and, to the best of my knowledge (after due inquiry), will not result in the creation or imposition of any lien, charge or encumbrance on any of its assets pursuant to the provisions of any of the foregoing.

                  6. No litigation or administrative proceeding of or before any governmental authority or court is currently pending, or, to the best of my knowledge (after due inquiry),


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threatened, against the Borrower or its assets, the liability with respect to which is likely to be material to the financial position or results of operations of the Borrower.

                  7. Assuming that the Lender acquired the promissory notes (the "Mortgage Notes") evidencing the Mortgage Loans for value, the Interim Loan Agreement, as amended by the Letter of Amendment, creates in favor of the Lender a security interest under the Uniform Commercial Code (the "UCC") as currently in effect in New York in all rights of the Borrower in the Mortgage Notes. Provided that on the date hereof (i) the Custodian has acquired and maintains continuous possession of the Mortgage Notes within the State of California and
(ii) the Custodian is acting on behalf of the Lender in accordance with the terms of the Custodial Agreement and no other agreements or understandings, written or oral, govern the relationship between the Custodian and the Lender, then, the security interest in the Mortgage Notes granted by the Borrower to the Lender will be, on the date of possession of the Mortgage Notes by the Custodian, perfected and prior to any other security interest which can be perfected under the Uniform Commercial Code as currently in effect in California.

                  I am admitted to practice law in the State of California, and the foregoing opinions are limited to the Federal laws of the United States, the Delaware General Corporation Law and the laws of the State of California. I note that the Interim Loan Agreement, the Note, the Custodial Agreement and the Guarantee are governed by the law of the State of New York and, with your consent, I have assumed for purposes of Paragraphs 3, 4 and the first sentence of Paragraph 11 of this opinion that the law of the State of New York is identical to the law of the State of California.



                                             Sincerely yours,